UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 22, 2003
                                                         ----------------

                            Bay National Corporation
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Maryland                   333-87781                 52-2176710
--------------------------------------------------------------------------------
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)


              2328 West Joppa Road
              Lutherville, Maryland                              21093
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)        (Zip Code)


        Registrant's Telephone Number, Including Area Code: 410/494-2580
                                                            ------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                           99.1  Press Release dated October 22, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

      On October 22, 2003, the Registrant announced its earnings for the quarter ended September 30, 2003. For further information, reference is made to the Registrant's press release, dated October 22, 2003, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 and Item 12 of Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BAY NATIONAL CORPORATION

Date:  October 22, 2003                              By:  /s/ Hugh W. Mohler
                                                         ---------------------
                                                     Hugh W. Mohler, President